SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 30, 2001
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                     (Date of earliest event reported)



                      Peoples Community Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)



     Delaware                      000-29949                 31-1686242
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(State or other jurisdiction (Commission File Number)    (IRS Employer
  of incorporation)                                        Identification No.)




 11 South Broadway, Lebanon, Ohio                                 45036
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(Address of principal executive offices)                       (Zip Code)



                               (513) 932-3876
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





ITEM 5.   OTHER EVENTS

     On March 30, 2001, the merger of Market Financial Corporation with and into Peoples Community Bancorp, Inc. (the "Company") and the merger of Market Bank with and into Peoples Community Bank was completed. The results were announced by the Company pursuant to the press release attached hereto as
Exhibit 99.1 which is incorporated herein by reference thereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index






















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PEOPLES COMMUNITY BANCORP, INC.




Date: April 2, 2001                 By:  /s/ Jerry D. Williams
                                         ---------------------
                                         Jerry D. Williams
                                         President and Chief Executive Officer



                                EXHIBIT INDEX




   Exhibit Number                                   Description
   --------------                                   -----------

   99.1                       Press Release dated April 2, 2001